CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      CLASS A, B AND C SHARES

      February 28, 2006


           o  CREDIT SUISSE
              CAPITAL APPRECIATION FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................................................................    4
   Goal and Principal Strategies...........................................    4
   A Word About Risk.......................................................    4
   Investor Profile........................................................    5

PERFORMANCE SUMMARY........................................................    6
   Year-by-Year Total Returns..............................................    6
   Average Annual Total Returns............................................    7

INVESTOR EXPENSES..........................................................    8
   Fees and Fund Expenses..................................................    8
   Example.................................................................    9

THE FUND IN DETAIL.........................................................   10
   The Management Firm.....................................................   10
   Multi-Class Structure...................................................   10
   Fund Information Key....................................................   11
   Goal and Strategies.....................................................   11
   Portfolio Investments...................................................   12
   Risk Factors............................................................   12
   Portfolio Management....................................................   12
   Financial Highlights....................................................   13

MORE ABOUT RISK............................................................   16
   Introduction............................................................   16
   Types of Investment Risk................................................   16
   Certain Investment Practices............................................   18

MEET THE MANAGERS..........................................................   21

MORE ABOUT YOUR FUND.......................................................   22
   Share Valuation.........................................................   22
   Distributions...........................................................   22
   Taxes...................................................................   23
   Statements and Reports..................................................   24

CHOOSING A CLASS OF SHARES.................................................   25

BUYING AND SELLING SHARES..................................................   26

SHAREHOLDER SERVICES.......................................................   28

OTHER POLICIES.............................................................   29

OTHER SHAREHOLDER INFORMATION..............................................   31

OTHER INFORMATION..........................................................   38
  About the Distributor....................................................   38

FOR MORE INFORMATION...............................................   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
Long-term capital  o  Invests substantially all of its    o  Market risk
appreciation          assets in equity securities of
                      large cap U.S. companies            o  Style risk

                   o  Seeks sectors and companies that    o  Manager risk
                      will outperform the overall
                      market

                   o  Looks for themes or patterns
                      associated with growth companies,
                      such as significant fundamental
                      changes, generation of a large
                      free cash flow or company share-
                      buyback programs
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

STYLE RISK

      The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

MANAGER RISK

      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into common stocks

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR GRAPH]


--------------------------------------------------------------------------------
                                          2002       2003       2004      2005
--------------------------------------------------------------------------------
Best quarter: 14.67% (Q2 03)            -32.21%     25.66%      9.46%     2.76%
Worst quarter: -19.40% (Q2 02)
Inception date: 11/30/01
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
                                   ONE YEAR         LIFE OF           INCEPTION
   PERIOD ENDED 12/31/05:            2005            CLASS               DATE
--------------------------------------------------------------------------------
CLASS A RETURN BEFORE
TAXES                               -3.17%           -2.29%            11/30/01
--------------------------------------------------------------------------------
CLASS A RETURN AFTER
TAXES ON DISTRIBUTIONS              -3.17%           -2.29%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF FUND SHARES                      -2.06%           -1.93%
--------------------------------------------------------------------------------
CLASS B RETURN
BEFORE TAXES                        -2.04%           -1.61%            11/30/01
--------------------------------------------------------------------------------
CLASS C RETURN
BEFORE TAXES                         1.03%           -1.61%            11/30/01
--------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH
INDEX* (REFLECTS NO
DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                   5.26%            1.09% 1
--------------------------------------------------------------------------------

* The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

1     Performance from December 1, 2001.



                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
                                               CLASS A    CLASS B 2     CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                           5.75% 1    NONE         NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as
a percentage of original purchase price
or redemption proceeds, as applicable)           NONE       4.00% 3      1.00% 4
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
distributions (as a percentage of
offering price)                                  NONE       NONE         NONE
--------------------------------------------------------------------------------
Redemption fees                                  NONE       NONE         NONE
--------------------------------------------------------------------------------
Exchange fees                                    NONE       NONE         NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                   0.70%      0.70%        0.70%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee             0.25%      1.00%        1.00%
--------------------------------------------------------------------------------
Other expenses                                   0.47%      0.47%        0.47%
--------------------------------------------------------------------------------
Total annual fund operating expenses             1.42%      2.17%        2.17%
--------------------------------------------------------------------------------


1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."


2 Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."


3 4% during the first year decreasing 1% annually to 0% after the fourth year.

4     1% during the first year.

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the preceding page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                        ONE        THREE       FIVE        TEN
                                        YEAR       YEARS      YEARS       YEARS
--------------------------------------------------------------------------------
CLASS A
  (with or without redemption)          $711        $998      $1,307      $2,179
--------------------------------------------------------------------------------
CLASS B
  (redemption at end of period)         $620        $879      $1,164      $2,313
--------------------------------------------------------------------------------
CLASS B (no redemption)                 $220        $679      $1,164      $2,313
--------------------------------------------------------------------------------
CLASS C
  (redemption at end of period)         $320        $679      $1,164      $2,503
--------------------------------------------------------------------------------
CLASS C (no redemption)                 $220        $679      $1,164      $2,503
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the fund's SEMI-ANNUAL REPORT for the period ended April 30, 2005.

      During the 2005 fiscal year, the fund paid Credit Suisse 0.70% of the fund's average net assets for advisory services.

        MULTI-CLASS STRUCTURE

      This PROSPECTUS offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class and Advisor Class shares through separate PROSPECTUSES. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this PROSPECTUS on page 37. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund. Advisor Class shares are sold to eligible investors directly or through financial intermediaries with no front-end or deferred sales charges but with ongoing service and distribution fees of 0.50%.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain other types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.


o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.


      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES

      The fund seeks long-term capital appreciation. To pursue its goal, the fund invests substantially all of its assets - but no less than 80% of assets - in U.S. equity securities. The fund invests in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.


      Credit Suisse seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:


o     significant fundamental changes, including changes in senior management

o     generation of a large free cash flow

o     proprietary products and services

o     company share-buyback programs


      The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

        PORTFOLIO INVESTMENTS


      The fund invests in the following types of equity securities:

o     common stocks

o     rights and warrants

o     securities convertible into or exchangeable for common stocks

o     depository receipts relating to equity securities

      The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     market risk

o     style risk

o     manager risk

      The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value or smaller cap growth stocks).

      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      Marian U. Pardo and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




---------------------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                               10/05           10/04           10/03         10/02 1
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     15.14      $    14.68      $    12.50      $    17.75
=====================================================================================================================
INVESTMENT OPERATIONS

Net investment income (loss) 2                               0.00 3         (0.12)          (0.09)          (0.09)

Net gain (loss) on investments
 (both realized and unrealized)                              1.19            0.58            2.27           (5.16)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                         1.19            0.46            2.18           (5.25)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Distributions from net realized gains                          --              --              --            0.00 3
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     16.33      $    15.14      $    14.68      $    12.50
=====================================================================================================================
Total return 4                                               7.86%           3.13%          17.44%         (29.57)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $     1,585      $    2,490      $    1,152      $      450

Ratio of expenses to average net assets                      1.42%           1.41%           1.40%           1.40% 5

Ratio of net investment loss to average net assets          (0.16)%         (0.82)%         (0.69)%         (0.77)% 5

Portfolio turnover rate                                        97%             70%             97%             50%
---------------------------------------------------------------------------------------------------------------------



1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Total returns for periods of less than one year are not annualized.

5     Annualized.

                              FINANCIAL HIGHLIGHTS




---------------------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                               10/05           10/04           10/03         10/02 1
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     14.82      $    14.47      $    12.41      $    17.75
=====================================================================================================================
INVESTMENT OPERATIONS

Net investment loss 2                                       (0.16)          (0.23)          (0.19)          (0.18)

Net gain (loss) on investments
 (both realized and unrealized)                              1.19            0.58            2.25           (5.16)
---------------------------------------------------------------------------------------------------------------------
     Total from investment operations                        1.03            0.35            2.06           (5.34)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Distributions from net realized gains                          --              --              --            0.00 3
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     15.85      $    14.82      $    14.47      $    12.41
=====================================================================================================================
Total return 4                                               6.95%           2.42%          16.60%         (30.08)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $       625      $      543      $      545      $      206

Ratio of expenses to average net assets                      2.17%           2.16%           2.15%           2.15% 5

Ratio of net investment loss to average net assets          (0.91)%         (1.57)%         (1.44)%         (1.51)% 5

Portfolio turnover rate                                        97%             70%             97%             50%
---------------------------------------------------------------------------------------------------------------------



1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Total returns for periods of less than one year are not annualized.

5     Annualized.

                              FINANCIAL HIGHLIGHTS



---------------------------------------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                               10/05           10/04           10/03         10/02 1
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     14.81      $    14.47      $    12.41      $    17.75
=====================================================================================================================
INVESTMENT OPERATIONS

Net investment loss 2                                       (0.14)          (0.23)          (0.19)          (0.18)

Net gain (loss) on investments
 (both realized and unrealized)                              1.18            0.57            2.25           (5.16)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                          1.04            0.34            2.06           (5.34)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Distributions from net realized gains                          --              --              --            0.00 3
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     15.85      $    14.81      $    14.47      $    12.41
=====================================================================================================================
Total return 4                                               7.02%           2.35%          16.60%         (30.08)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)              $       471      $      849      $      223      $       93

Ratio of expenses to average net assets                      2.17%           2.16%           2.15%           2.14% 5

Ratio of net investment loss to average net assets          (0.91)%         (1.57)%         (1.44)%         (1.49)% 5

Portfolio turnover rate                                        97%             70%             97%             50%
---------------------------------------------------------------------------------------------------------------------



1     For the period November 30, 2001 (inception date) through October 31,
      2002.

2 Per share information is calculated using the average shares outstanding method.

3     This represents less than $0.01 per share.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Total returns for periods of less than one year are not annualized.

5     Annualized.

                                 MORE ABOUT RISK


        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

      STYLE RISK The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

      MANAGER RISK The fund, like other actively managed funds, bears the risk that the portfolio managers'judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.


      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.


      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.


      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent



--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.          10%
--------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                   [X]
--------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   20%
--------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                              [ ]
--------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                       20%
--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed ?
by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                        5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. 1
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            [ ]
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. CREDIT, LIQUIDITY, INTEREST-RATE, MARKET
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                    10%
--------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
INFORMATION, MARKET RISKS.                                                 [ ]
--------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal
investment strategies and prevent the fund from achieving its goal.        [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price
and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE             10%
EXPOSURE RISKS.
--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.            20%
--------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase
price and maturity value. INTEREST-RATE, MARKET RISKS.                     [ ]
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the fund:


Ms. Pardo and Mr. Rose are co-lead portfolio managers of the fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. In performing their duties they meet regularly with one another, other Credit Suisse portfolio managers, Credit Suisse research analysts and traders, external analysts and company managements to discuss the market, industry trends, and current and potential fund holdings.

MARIAN U. PARDO, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in January of 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in September of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.



            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND


        SHARE VALUATION


      The net asset value (NAV) of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax. Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed on such distributions at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution -you may receive a portion of the money you just invested in the form of a taxable distribution.


      We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES OR proxy statements, please contact your financial representative or call 800-927-2874.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

--------------------------------------------------------------------------------
                                  MAIN FEATURES
--------------------------------------------------------------------------------
CLASS A       o  Initial sales charge of up to 5.75%

              o  Lower sales charge for large purchases

              o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

              o  Lower annual expenses than Class B or C because of lower 12b-1 fee
--------------------------------------------------------------------------------
CLASS B       o  No initial sales charge

              o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

              o  Deferred sales charge declining to zero after 4 years

              o Higher annual expenses than Class A shares because of higher 12b-1 fee

              o  Automatic conversion to Class A shares after 8 years, reducing future annual expenses
--------------------------------------------------------------------------------
CLASS C       o  No initial sales charge

              o Deferred sales charge of 1.00% if you sell shares during the first year of purchase

              o Higher annual expenses than Class A shares because of higher 12b-1 fee

              o  No conversion to Class A shares, so annual expenses remain higher
--------------------------------------------------------------------------------

      You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

        BUYING AND SELLING SHARES

      The fund is open on those days when the Exchange is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the Exchange (usually 4 p.m. eastern time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.

      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.


      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

        EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.


      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL 1-800-927-2874.

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - or certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the Exchange is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

        CLASSES OF SHARES AND SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution and service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

        CLASS A SHARES

OFFERING PRICE

      The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A



----------------------------------------------------------------------------------------------------
                                                                                COMMISSION TO
                                         AS A % OF          AS A % OF      FINANCIAL REPRESENTATIVE
        AMOUNT PURCHASED              AMOUNT INVESTED    OFFERING PRICE    AS A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------------
Less than $50,000                           6.10%             5.75%                 5.00%
----------------------------------------------------------------------------------------------------
$50,000 to less than $100,000               4.99%             4.75%                 4.00%
----------------------------------------------------------------------------------------------------
$100,000 to less than $250,000              3.90%             3.75%                 3.00%
----------------------------------------------------------------------------------------------------
$250,000 to less than $500,000              2.56%             2.50%                 2.00%
----------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000            2.04%             2.00%                 1.75%
----------------------------------------------------------------------------------------------------
$1,000,000 or more                            0*                0                   1.00%**
----------------------------------------------------------------------------------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").


** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.


      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. INDIVIDUALS AND MEMBERS OF THEIR IMMEDIATE FAMILIES: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. CONTROLLED COMPANIES: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. RELATED TRUSTS: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA ACCOUNTS: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      IF YOU QUALIFY FOR REDUCED SALES CHARGES BASED ON PURCHASES YOU ARE MAKING AT THE SAME TIME IN MORE THAN ONE TYPE OF ACCOUNT LISTED ABOVE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      ALL ACCOUNTS HELD BY ANY "PURCHASER" WILL BE COMBINED FOR PURPOSES OF QUALIFYING FOR REDUCED SALES CHARGES UNDER THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES PRIVILEGES, WHICH ARE DISCUSSED IN MORE DETAIL BELOW. YOUR FINANCIAL REPRESENTATIVE MAY NOT KNOW ABOUT ALL YOUR ACCOUNTS THAT OWN SHARES OF THE CREDIT SUISSE FUNDS. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, SUCH AS SHARES HELD IN AN IRA, SHARES HELD BY A MEMBER OF YOUR IMMEDIATE FAMILY OR SHARES HELD IN AN ACCOUNT AT A BROKER-DEALER OR FINANCIAL INTERMEDIARY OTHER THAN THE FINANCIAL REPRESENTATIVE HANDLING YOUR CURRENT PURCHASE. FOR MORE INFORMATION ABOUT QUALIFYING FOR REDUCED SALES CHARGES, CONSULT YOUR FINANCIAL INTERMEDIARY, WHICH MAY REQUIRE THAT YOU PROVIDE DOCUMENTATION CONCERNING RELATED ACCOUNTS.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:


(1)   investment advisory clients of Credit Suisse;

(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker- dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401 (k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)   Class B shares that are automatically converted to Class A shares;

(7) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      IF YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:


      LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a letter of intent, and you may include purchases of fund shares made up to 90 days before the receipt of the letter. Letters of intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the letter is in effect will begin on the date of the earliest purchase to be included. Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

      RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.


      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited Contingent Deferred Sales Charge ("Limited CDSC") paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

      CLASS A LIMITED CDSC. A Limited CDSC will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.


      The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.

      For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


        CLASS B SHARES


      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.


                  -------------------------------------------
                     YEAR AFTER                     CDSC
                      PURCHASE                   PERCENTAGE
                  -------------------------------------------
                        1st                          4%
                  -------------------------------------------
                        2nd                          3%
                  -------------------------------------------
                        3rd                          2%
                  -------------------------------------------
                        4th                          1%
                  -------------------------------------------
                   After 4th year                   None
                  ===========================================


      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);


(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.


      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC.


      Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

--------------------------------------------------------------------------------
CLASS B SHARES                          WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------
Shares issued at initial purchase       Eight years after the date of purchase
--------------------------------------------------------------------------------
Shares issued on reinvestment of        In the same proportion as the number
dividends and distributions             of Class B shares converting is to
                                        total Class B shares you own (excluding
                                        shares issued as a dividend)
--------------------------------------------------------------------------------
Shares issued upon exchange from        On the date the shares originally
another Credit Suisse Fund              acquired would have converted into
                                        Class A shares
--------------------------------------------------------------------------------

      REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

        CLASS C SHARES


      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's PROSPECTUS. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

        ADVISOR CLASS AND COMMON CLASS SHARES


      The fund also offers Advisor Class shares and Common Class shares through separate PROSPECTUSES. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distributions fee of 0.50%. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain RIAs, (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Advisor Class or Common Class shares.

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.


      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

CREDIT SUISSE [LOGO]


                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone
(202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

 BY TELEPHONE:
      800-927-2874

 BY FACSIMILE:
      888-606-8252

 BY MAIL:
      Credit Suisse Funds
      P.O. Box 55030
      Boston, MA 02205-5030

 BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Funds
      66 Brooks Drive
      Braintree, MA 02184


ON THE INTERNET:
      www.credit-suisse.com/us


The fund's SAI and ANNUAL and SEMIANNUAL REPORTS ARE available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBER:
      Credit Suisse Capital Appreciation Fund                          811-05041


P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 o WWW.CREDIT-SUISSE.COM/US


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  CAP-PRO-LOAD-0206

CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      COMMON CLASS


      February 28, 2006



           o  CREDIT SUISSE
              CAPITAL APPRECIATION FUND


The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker- dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.


Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS ................................................................    4
  Goal and Principal Strategies ...........................................    4
  A Word About Risk .......................................................    4
  Investor Profile ........................................................    5

PERFORMANCE SUMMARY .......................................................    6
  Year-by-Year Total Returns ..............................................    6
  Average Annual Total Returns ............................................    7

INVESTOR EXPENSES .........................................................    8
  Fees and Fund Expenses ..................................................    8
  Example .................................................................    9

THE FUND IN DETAIL ........................................................   10
  The Management Firm .....................................................   10
  Multi-Class Structure ...................................................   10
  Fund Information Key ....................................................   10
  Goal and Strategies .....................................................   11
  Portfolio Investments ...................................................   11
  Risk Factors ............................................................   11
  Portfolio Management ....................................................   12
  Financial Highlights ....................................................   13

MORE ABOUT RISK ...........................................................   14
  Introduction ............................................................   14
  Types of Investment Risk ................................................   14
  Certain Investment Practices ............................................   16

MEET THE MANAGERS .........................................................   19

MORE ABOUT YOUR FUND ......................................................   20
  Share Valuation .........................................................   20
  Account Statements ......................................................   20
  Distributions ...........................................................   21
  Taxes ...................................................................   21

BUYING SHARES .............................................................   23

SELLING SHARES ............................................................   26

SHAREHOLDER SERVICES ......................................................   29

OTHER POLICIES ............................................................   31

OTHER INFORMATION .........................................................   33
  About the Distributor ...................................................   33

FOR MORE INFORMATION...............................................   back cover

                                   KEY POINTS


                          GOAL AND PRINCIPAL STRATEGIES


--------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
Long-term capital  o Invests substantially all of         o Market risk
appreciation         its assets in equity securities of
                     large cap U.S. companies             o Style risk

                   o Seeks sectors and companies that     o Manager risk
                     will outperform the overall market

                   o Looks for themes or patterns
                     associated with growth companies,
                     such as significant fundamental
                     changes, generation of a large free
                     cash flow or company share-buyback
                     programs
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


      The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.


      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

STYLE RISK

      The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

MANAGER RISK

      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into common stocks

THEY MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking primarily for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                   [BAR GRAPH]




-------------------------------------------------------------------------------------------------------------------------
                                   1996     1997     1998     1999     2000     2001      2002      2003    2004    2005
-------------------------------------------------------------------------------------------------------------------------
Best quarter: 32.95% (Q4 99)      23.27%   31.39%   25.77%   48.25%   -5.24%   -24.35%   -32.08%   26.01%   9.73%   3.01%
Worst quarter: -23.23% (Q3 01)
Inception date: 8/17/87
-------------------------------------------------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
                            ONE       FIVE         TEN
     PERIOD ENDED           YEAR      YEARS       YEARS     LIFE OF   INCEPTION
       12/31/05:            2005    2001-2005   1996-2005    CLASS      DATE
--------------------------------------------------------------------------------
RETURN BEFORE TAXES        3.01%     -6.05%       7.67%      9.38%     8/17/87
--------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS           3.00%     -6.06%       5.82%      7.52%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES             1.98%     -5.04%       5.85%      7.39%
--------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH
INDEX 1 (REFLECTS NO
DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)         5.26%     -3.59%      -6.73%      8.72% 2
--------------------------------------------------------------------------------

1 The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.


2     Performance from 8/31/87.

                            UNDERSTANDING PERFORMANCE


o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.


o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                            NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                    NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
distributions (as a percentage of offering price)                        NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                           0.70%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     NONE
--------------------------------------------------------------------------------
Other expenses                                                           0.47%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.17%
--------------------------------------------------------------------------------

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                        ONE        THREE       FIVE        TEN
                                        YEAR       YEARS      YEARS       YEARS
--------------------------------------------------------------------------------
COMMON CLASS
   (with or without redemption)         $119       $372       $644       $1,420
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this PROSPECTUS.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the fund's SEMI-ANNUAL REPORT for the period ended April 30, 2005.

      During the 2005 fiscal year, the fund paid Credit Suisse 0.70% of its average net assets for advisory services.


        MULTI-CLASS STRUCTURE


      This PROSPECTUS offers Common Class shares of the fund. Common Class shares are no load. The fund offers additional classes of shares, as described in a separate PROSPECTUS.


        FUND INFORMATION KEY

      A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain other types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES

      The fund seeks long-term capital appreciation. To pursue its goal, the fund invests substantially all of its assets - but no less than 80% of assets - in U.S. equity securities. The fund invests in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.


      Credit Suisse seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:


o     significant fundamental changes, including changes in senior management

o     generation of a large free cash flow

o     proprietary products and services

o     company share-buyback programs

      The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

        PORTFOLIO INVESTMENTS


      The fund invests in the following types of equity securities:


o     common stocks

o     rights and warrants

o     securities convertible into or exchangeable for common stocks

o     depository receipts relating to equity securities


      The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.


        RISK FACTORS

      This fund's principal risk factors are:

o     market risk

o     style risk

o     manager risk

      The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value or smaller cap growth stocks).

      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      Marian U. Pardo and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, whose report on the fund's financial statements is included in the ANNUAL REPORT.




---------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                       10/05          10/04          10/03          10/02          10/01
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $    15.26    $     14.75     $    12.53     $    16.23     $    30.57
=====================================================================================================================
INVESTMENT OPERATIONS

Net investment income (loss)                       0.01 1        (0.09) 1       (0.05) 1       (0.07) 1       (0.02)

Net gain (loss) on investments
 (both realized and unrealized)                    1.22           0.60           2.27          (3.63)        (10.04)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations               1.23           0.51           2.22          (3.70)        (10.06)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Distributions from net realized gains                --             --             --           0.00 2        (4.28)
---------------------------------------------------------------------------------------------------------------------
    Total distributions                              --             --             --             --          (4.28)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $    16.49    $     15.26     $    14.75     $    12.53     $    16.23
=====================================================================================================================
Total return 3                                     8.06%          3.46%         17.72%        (22.79)%       (37.59)%
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $  291,148    $   433,681     $  514,668     $  566,064     $  899,234

Ratio of expenses to average net assets            1.17%          1.16%          1.15%          1.11%          0.99%

Ratio of net investment income (loss) to
 average net assets                                0.09%         (0.57)%        (0.39)%        (0.45)%        (0.09)%

Portfolio turnover rate                              97%            70%            97%            50%           100%
---------------------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average shares outstanding method.

2     This represents less than $0.01 per share.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

                                 MORE ABOUT RISK

        INTRODUCTION


      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.


      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      STYLE RISK The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

      MANAGER RISK The fund, like other actively managed funds, bears the risk that the portfolio managers'judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


      LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, and delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.


      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent



--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.          10%
--------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                   [X]
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   20%
--------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                              [ ]
--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                       20%
--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                         5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. 1
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            [ ]
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. CREDIT, LIQUIDITY, INTEREST-RATE, MARKET
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                    10%
--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------

SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
INFORMATION, MARKET RISKS.                                                 [ ]
--------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal
investment strategies and prevent the fund from achieving its goal.        [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            10%
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.            20%
--------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase
price and maturity value. INTEREST-RATE, MARKET RISKS.                     [ ]
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the fund:


Ms. Pardo and Mr. Rose are co-lead portfolio managers of the fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. In performing their duties they meet regularly with one another, other Credit Suisse portfolio managers, Credit Suisse research analysts and traders, external analysts and company managements to discuss the market, industry trends, and current and potential fund holdings.

MARIAN U. PARDO, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in January of 2003. Ms. Pardo specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in September of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualifying dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

      The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse, (3) certain RIAs, (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

        BUYING AND SELLING SHARES

      The fund is open on those days when the Exchange is open, typically Monday through Friday. If we receive your request in proper form by the close of the Exchange (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

        FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

      Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o     TD Waterhouse Mutual Fund Network

          MINIMUM INITIAL INVESTMENT

 Regular account:                      $  2,500
 IRAs:                                 $    500
 Transfers/Gifts to Minors:            $    500


      There is no minimum investment requirement for employees and clients of Credit Suisse and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.


        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

                                  BUYING SHARES



------------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                          ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------
BY CHECK
------------------------------------------------------------------------------------------------------------
o  Complete the NEW ACCOUNT APPLICATION.                    o  Make your check payable to Credit Suisse
                                                               Funds.
o  For IRAs use the UNIVERSAL IRA
   APPLICATION.                                             o  Write the account number and the fund
                                                               name on your check.
o  Make your check payable to Credit Suisse
   Funds.                                                   o  Mail to Credit Suisse Funds.

o  Write the fund name on the check.                        o  Minimum amount is $100.

o  Mail to Credit Suisse Funds.
------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to                   o  Call our Shareholder Service Center to
   request an exchange from another Credit                     request an exchange from another Credit
   Suisse Fund. Be sure to read the current                    Suisse Fund.
   PROSPECTUS for the new fund. Also please
   observe the minimum initial investment.                  o  Minimum amount is $250.

o  If you do not have telephone privileges,                 o  If you do not have telephone privileges,
   mail or fax a letter of instruction signed by               mail or fax a letter of instruction signed by
   all shareholders.                                           all shareholders.
------------------------------------------------------------------------------------------------------------
BY WIRE
------------------------------------------------------------------------------------------------------------
o  Complete and sign the NEW ACCOUNT                        o  Call our Shareholder Service Center by 4
   APPLICATION.                                                p.m. eastern time to inform us of the
                                                               incoming wire. Please be sure to specify
o  Call our Shareholder Service Center and                     your name, the account number and the
   fax the signed NEW ACCOUNT APPLICATION by                   fund name on your wire advice.
   4 p.m. eastern time.
                                                            o  Wire the money for receipt that day.
o  The Shareholder Service Center will
   telephone you with your account number.                  o  Minimum amount is $500.
   Please be sure to specify your name, the
   account number and the fund name on
   your wire advice.

o Wire your initial investment for receipt that day.

 o Mail the original, signed application to Credit
   Suisse Funds.

This method is not available for IRAs.
------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
------------------------------------------------------------------------------------------------------------
o  Cannot be used to open an account.                       o  Call our Shareholder Service Center to
                                                               request an ACH transfer from your bank.

                                                            o  Your purchase will be effective at the next
                                                               NAV calculated after we receive your order in
                                                               proper form.

                                                            o  Minimum amount is $50.

                                                            o  Requires ACH on Demand privileges.
------------------------------------------------------------------------------------------------------------


                                  800-927-2874
                       MONDAY--FRIDAY, 8:30 A.M.--6 P.M. ET

                                 SELLING SHARES



------------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                          CAN BE USED FOR
------------------------------------------------------------------------------------------------------------
BY MAIL
------------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:             o  Accounts of any type.

o  your name(s) and signature(s)                            o  Sales of any amount.

o  the fund name and account number                         For IRAs please use the IRA DISTRIBUTION REQUEST
                                                            FORM.
o  the dollar amount you want to sell

o  how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Funds.
If only a letter of instruction is required, you
can fax it to the Shareholder Service Center
(unless a signature guarantee is required).
------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to                   o  Accounts with telephone privileges. If you do
   request an exchange into another Credit                     not have telephone privileges, mail or fax a
   Suisse Fund. Be sure to read the current                    letter of instruction to exchange shares.
   PROSPECTUS for the new fund. Also please
   observe the minimum initial investment.
------------------------------------------------------------------------------------------------------------
BY PHONE
------------------------------------------------------------------------------------------------------------
Call our Shareholder Service Center to                      o  Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:

o  a check mailed to the address of record
   ($100 minimum)

o  an ACH transfer to your bank ($50 minimum)

o  a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.
------------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------
o  Complete the "Wire Instructions" or "ACH on              o  Accounts with wire-redemption or ACH on
   Demand" section of your NEW ACCOUNT                         Demand privileges.
   APPLICATION.
                                                            o  Requests by phone or mail.
o  For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered within
   two business days.
------------------------------------------------------------------------------------------------------------


                                 HOW TO REACH US

INSTITUTIONAL SERVICES CENTER
Toll free: 800-927-2874
Fax: 800-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE:
WWW.CREDIT-SUISSE.COM/US


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND
ACCOUNT REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

        LOW-BALANCE ACCOUNTS

      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.


       MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account                       $ 2,000
IRAs                                  $   250
Transfers/Gifts to Minors             $   250

      The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

                                  800-927-2874
                       MONDAY--FRIDAY, 8:30 A.M.--6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, PROSPECTUSES or proxy statements.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


        RETIREMENT PLANS

      Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

      If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the Exchange, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the Exchange is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                       MONDAY--FRIDAY, 8:30 A.M.--6 P.M. ET

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class shares


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

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                                       34

                       This page intentionally left blank

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

        ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone
(202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
      800-927-2874

BY FACSIMILE:
      888-606-8252

BY MAIL:
      Credit Suisse Funds
      P.O. Box 55030
      Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Funds
      66 Brooks Drive
      Braintree, MA 02184


On the Internet:
      www.credit-suisse.com/us


The fund's SAI AND ANNUAL AND SEMIANNUAL REPORTS ARE available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBER:
Credit Suisse
Capital Appreciation Fund                                              811-05041


P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 o WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   CAP-PRO-CMN-0206

CREDIT SUISSE [LOGO]


      CREDIT SUISSE ADVISOR FUNDS
      Prospectus


      ADVISOR CLASS


      February 28, 2006



           o  CREDIT SUISSE
              CAPITAL APPRECIATION FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS ...............................................................     4
   Goal and Principal Strategies .........................................     4
   A Word About Risk .....................................................     4
   Investor Profile ......................................................     5

PERFORMANCE SUMMARY ......................................................     6
   Year-by-Year Total Returns ............................................     6
   Average Annual Total Returns ..........................................     7

INVESTOR EXPENSES ........................................................     8
   Fees and Fund Expenses ................................................     8
   Example ...............................................................     9

THE FUND IN DETAIL .......................................................    10
   The Management Firm ...................................................    10
   Multi-Class Structure .................................................    10
   Fund Information Key ..................................................    10
   Goal and Strategies ...................................................    11
   Portfolio Investments .................................................    11
   Risk Factors ..........................................................    12
   Portfolio Management ..................................................    12

FINANCIAL HIGHLIGHTS .....................................................    13

MORE ABOUT RISK ..........................................................    14
   Introduction ..........................................................    14
   Types of Investment Risk ..............................................    14
   Certain Investment Practices ..........................................    16

MEET THE MANAGERS ........................................................    19

MORE ABOUT YOUR FUND .....................................................    20
   Share Valuation .......................................................    20
   Account Statements ....................................................    20
   Distributions .........................................................    21
   Taxes .................................................................    21

OTHER INFORMATION ........................................................    23
   About the Distributor .................................................    23

BUYING SHARES ............................................................    24

SELLING SHARES ...........................................................    27

SHAREHOLDER SERVICES .....................................................    29

OTHER POLICIES ...........................................................    30

FOR MORE INFORMATION .............................................   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
Long-term          o Invests substantially all of its     o Market risk
capital              assets in equity securities of
appreciation         large cap U.S. companies             o Style risk

                   o Seeks sectors and companies that     o Manager risk
                     will outperform the overall market

                   o Looks for themes or patterns
                     associated with growth companies,
                     such as significant fundamental
                     changes, generation of a large
                     free cash flow or company share-
                     buyback programs
--------------------------------------------------------------------------------

        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

STYLE RISK

      The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

MANAGER RISK

      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into common stocks

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS



---------------------------------------------------------------------------------------------------------------------
                                   1996    1997    1998     1999     2000      2001     2002     2003   2004    2005
---------------------------------------------------------------------------------------------------------------------
Best quarter: 32.72% (Q4 99)      22.71%   30.77%  25.21%  47.47%   -5.66%    -24.74%  -32.42%  25.38%  9.14%  2.48%
Worst quarter: -23.29% (Q3 01)
Inception date: 4/4/91
---------------------------------------------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
                            ONE       FIVE         TEN
                            YEAR      YEARS       YEARS     LIFE OF   INCEPTION
 PERIOD ENDED 12/31/05:     2005    2001-2005   1996-2005    CLASS       DATE
--------------------------------------------------------------------------------
RETURN BEFORE TAXES         2.48%    -6.53%       7.14%      9.06%      4/4/91
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS               2.48%    -6.53%       5.36%      7.06%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES              1.61%    -5.43%       5.44%      6.99%
--------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH
INDEX* (REFLECTS NO
DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)          5.26%    -3.59%       6.73%      8.84% 1
--------------------------------------------------------------------------------


* The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

1     Performance from 4/1/91.

                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
   (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                      NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of original purchase price
or redemption proceeds, as applicable)                                   NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions
(as a percentage of offering price)                                      NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                           0.70%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     0.50%
--------------------------------------------------------------------------------
Other expenses                                                           0.47%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.67%
--------------------------------------------------------------------------------

                                     EXAMPLE


This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
        ONE              THREE                FIVE                   TEN
       YEAR              YEARS                YEARS                 YEARS
--------------------------------------------------------------------------------
       $170               $526                $907                 $1,976
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the fund's SEMI-ANNUAL REPORT for the period ended April 30, 2005.

      During the 2005 fiscal year, the fund paid Credit Suisse 0.70% of the fund's average net assets for advisory services.

        MULTI-CLASS STRUCTURE


      This PROSPECTUS offers Advisor Class shares of the fund, which are sold to eligible investors directly or through financial intermediaries with no front-end or contingent deferred sales charge but with an ongoing distribution and service fee of 0.50%. The fund also offers Common Class and Class A, Class B and Class C shares through separate PROSPECTUSES. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, with certain exceptions. Class A, Class B and Class C shares are sold through financial services firms with front-end sales and/or deferred sales charges.

        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain other types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES


      The fund seeks long-term capital appreciation. To pursue its goal, the fund invests substantially all of its assets--but not less than 80% of assets--in U.S. equity securities. The fund invests in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

      Credit Suisse seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:


o     significant fundamental changes, including changes in senior management

o     generation of a large free cash flow

o     proprietary products and services

o     company share-buyback programs

      The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

        PORTFOLIO INVESTMENTS


      The fund invests in the following types of equity securities:


o     common stocks

o     rights and warrants

o     securities convertible into or exchangeable for common stocks

o     depository receipts relating to equity securities

      The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

        RISK FACTORS

      The fund's principal risk factors are:

o     market risk

o     style risk

o     manager risk

      The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.


      Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value or smaller cap growth stocks).


      The fund, like other actively managed funds, bears the risk that the portfolio managers' judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      Marian U. Pardo and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

 The figures below have been audited by the fund's independent registered public accounting firm, whose report on the fund's financial statements is included in the ANNUAL REPORT.




-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED:                                   10/05           10/04           10/03           10/02          10/01
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $     14.65     $     14.24     $     12.16     $     15.82     $     29.88
=======================================================================================================================
INVESTMENT OPERATIONS

Net investment loss                             (0.04) 1        (0.16) 1        (0.11) 1        (0.14) 1        (0.12)

Net gain (loss) on investments
  (both realized and unrealized)                 1.15            0.57            2.19           (3.52)          (9.81)
-----------------------------------------------------------------------------------------------------------------------
     Total from investment operations            1.11            0.41            2.08           (3.66)          (9.93)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

Distributions from net realized gains              --              --              --            0.00 2         (4.13)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $     15.76     $     14.65     $     14.24     $     12.16     $     15.82
=======================================================================================================================
Total return 3                                   7.58%           2.88%          17.11%         (23.13)%        (37.91)%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $     5,334     $    14,723     $    17,380     $    16,693     $    25,882

Ratio of expenses to average net assets          1.67%           1.66%           1.65%           1.61%           1.49%

Ratio of net loss to average net assets         (0.41)%         (1.07)%         (0.90)%         (0.96)%         (0.62)%

Portfolio turnover rate                            97%             70%             97%             50%            100%
-----------------------------------------------------------------------------------------------------------------------



1 Per share information is calculated using the average shares outstanding method.

2     This represents less than $0.01 per share.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

                              MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this PROSPECTUS.


PRINCIPAL RISK FACTORS

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

      STYLE RISK The fund favors growth companies whose stocks appear to be available at a reasonable price relative to projected growth. Large cap growth stocks shift in and out of favor depending on market and economic conditions and the fund's performance may trail returns of funds emphasizing "value" or smaller cap growth stocks.

      MANAGER RISK The fund, like other actively managed funds, bears the risk that the portfolio managers'judgments about the attractiveness, growth prospects, or potential appreciation of particular securities may prove to be incorrect, causing the fund to underperform its benchmark or other funds with a similar investment objective.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.


      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.


      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (E.G., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or
for other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.      10%
--------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                   [X]
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   20%
--------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                              [ ]
--------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                       20%
--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                        5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. 1
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            [ ]
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. CREDIT, LIQUIDITY, INTEREST-RATE, MARKET
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                    10%
--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------

SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
INFORMATION, MARKET RISKS.                                                 [ ]
--------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                     [ ]
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal
investment strategies and prevent the fund from achieving its goal.        [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            10%
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.            20%
--------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase
price and maturity value. INTEREST-RATE, MARKET RISKS.                     [ ]
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the fund:

Ms. Pardo and Mr. Rose are co-lead portfolio managers of the fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. In performing their duties they meet regularly with one another, other Credit Suisse portfolio managers, Credit Suisse research analysts and traders, external analysts and company managements to discuss the market, industry trends, and current and potential fund holdings.

MARIAN U. PARDO, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in January of 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the fund since joining Credit Suisse in September of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)


o     otherwise, every calendar quarter


      You will also receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, for taxable years beginning on or before December 31, 2008, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed on such distributions at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution -you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category, including the portion taxable as long-term capital gain and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                             OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Advisor Class shares


      Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% of average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of average daily net assets of the fund's Advisor Class shares. CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                  BUYING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Institutional Services Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


        BUYING AND SELLING SHARES

      The fund is open on those days when the Exchange is open, typically Monday through Friday. If we receive your request in proper form by the close of the Exchange (usually 4 p.m. eastern time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

        FINANCIAL-SERVICES FIRMS

      You can also buy and sell the fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balance required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

                                  BUYING SHARES



------------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                          ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------
BY CHECK
------------------------------------------------------------------------------------------------------------
o  Complete the Credit Suisse Advisor Funds                 o  Make your check payable to Credit Suisse
   NEW ACCOUNT APPLICATION.                                    Advisor Funds.

o  Make your check payable to Credit Suisse                 o  Write the account number and the fund name
   Advisor Funds.                                              on your check.

o  Write the fund name on the check.                        o  Mail to Credit Suisse Advisor Funds.

o  Mail to Credit Suisse Advisor Funds.

------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to                o  Call our Institutional Services Center to
   request an exchange from another Credit                     request an exchange from another Credit
   Suisse Advisor Fund or portfolio. Be sure                   Suisse Advisor Fund or portfolio.
   to read the current PROSPECTUS for the new
   fund or portfolio.                                       o  If you do not have telephone privileges,
                                                               mail or fax a letter of instruction signed
o  If you do not have telephone privileges,                    by all shareholders.
   mail or fax a letter of instruction signed
   by all shareholders.

------------------------------------------------------------------------------------------------------------
BY WIRE
------------------------------------------------------------------------------------------------------------
o  Complete and sign the NEW ACCOUNT                        o  Call our Institutional Services Center by
   APPLICATION.                                                4 p.m. eastern time to inform us of the
                                                               incoming wire. Please be sure to specify
o  Call our Institutional Services Center and                  the account registration, account number
   fax the signed NEW ACCOUNT APPLICATION by                   and the fund name on your wire advice.
   4 p.m. eastern time.
                                                            o  Wire the money for receipt that day.
o  The Institutional Services Center will
   telephone you with your account number.
   Please be sure to specify the account
   registration, account number and the fund
   name on your wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit Suisse Advisor Funds.

------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
------------------------------------------------------------------------------------------------------------
o  Cannot be used to open an account.                       o  Call our Institutional Services Center to
                                                               request an ACH transfer from your bank.

                                                            o  Your purchase will be effective at the
                                                               next NAV calculated after we receive your
                                                               order in proper form.

                                                            o  Requires ACH on Demand privileges.
------------------------------------------------------------------------------------------------------------


                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES



------------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                          CAN BE USED FOR
------------------------------------------------------------------------------------------------------------
BY MAIL
------------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:             o  Sales of any amount.

o  your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and the signature(s) of their legal representative(s)

o  the fund name and account number

o  the dollar amount you want to sell

o  how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Advisor
Funds.

If only a letter of instruction is required,
you can fax it to the Institutional Services
Center (unless a signature guarantee is
required).
------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to                o  Accounts with telephone privileges. If you
   request an exchange into another Credit                     do not have telephone privileges, mail or
   Suisse Advisor Fund or portfolio. Be sure                   fax a letter of instruction to exchange
   to read the current PROSPECTUS for the new                  shares.
   fund or portfolio.
------------------------------------------------------------------------------------------------------------
BY PHONE
------------------------------------------------------------------------------------------------------------
Call our Institutional Services Center to                   o  Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:

o  a check mailed to the address of record

o  an ACH transfer to your bank

o  a wire to your bank

See "By Wire or ACH Transfer for details.
------------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------
o  Complete the "Wire Instructions" or "ACH                 o  Requests by phone or mail.
   on Demand" section of your NEW ACCOUNT
   APPLICATION.

o  For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered
   within two business days.
------------------------------------------------------------------------------------------------------------


                                 HOW TO REACH US

INSTITUTIONAL SERVICES CENTER

Toll free: 800-222-8977
Fax: 646-354-5026

MAIL

Credit Suisse Advisor Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE

Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE


WWW.CREDIT-SUISSE.COM/US


                               WIRE INSTRUCTIONS

STATE STREET BANK AND TRUST COMPANY

ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE ADVISOR FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES


      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse Advisor Fund.


                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, PROSPECTUSES or proxy statements.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

      If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the Exchange, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND SALES OF PORTFOLIO SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.

      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.


      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the

      Exchange is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

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                                       33

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                                       34

                       This page intentionally left blank

      CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

        ANNUAL/SEMIANNUAL
        REPORT TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION


      A current SAI, which provides more detail about the fund, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone
(202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
      800-222-8977

BY FACSIMILE:
      646-354-5026

BY MAIL:
      Credit Suisse Advisor Funds
      P.O. Box 55030
      Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Advisor Funds
      66 Brooks Drive
      Braintree, MA 02184


ON THE INTERNET:
      www.credit-suisse.com/us


The fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBER:
Credit Suisse
Capital Appreciation Fund                                              811-05041


P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 o WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   CAP-PRO-ADV-0206

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2006


                         ADVISOR CLASS, COMMON CLASS AND
                   CLASS A, CLASS B AND CLASS C SHARES OF THE
                     CREDIT SUISSE CAPITAL APPRECIATION FUND


This Statement of Additional Information provides information about Credit Suisse Capital Appreciation Fund (the "Fund") that supplements information contained in (i) the Prospectus for the Common Shares of the Fund dated February 28, 2006; (ii) the Prospectus for the Advisor Shares of the Fund, dated February 28, 2006; and (iii) the Prospectus for the Class A, Class B and Class C shares of the Fund, dated February 28, 2006, as each is amended or supplemented from time to time (each, a "Prospectus," and collectively, the "Prospectuses"), and is incorporated by reference in its entirety into the Prospectus.

The Fund's audited Annual Report dated October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not in itself a prospectus. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:


Class A, Class B, Class C and Common Shares          Advisor Shares
-------------------------------------------          --------------
           Credit Suisse Funds                      Credit Suisse Funds
             P.O. Box 55030                            P.O. Box 55030
      Boston, Massachusetts 02205-5030        Boston, Massachusetts 02205-5030
              800-927-2874                     Attn:  Institutional Services
                                                       800-222-8977

                                    TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . .     1
    Hedging Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
  Options on Securities and Securities Indices and Currency Exchange Transactions .     2
    Securities Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
    Securities Index Options. . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
    OTC Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
    Currency Exchange Transactions. . . . . . . . . . . . . . . . . . . . . . . . .     6
    Forward Currency Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . .     6
    Currency Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
    Currency Hedging. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
  Futures Activities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
    Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
    Options on Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Asset Coverage for Forward Contracts, Options, Futures and Options on Futures .    10
  Additional Information on Other Investment Practices. . . . . . . . . . . . . . .    10
    U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .    10
    Money Market Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
    Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Structured Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
    Below Investment Grade Securities . . . . . . . . . . . . . . . . . . . . . . .    16
    Zero Coupon Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
    Securities of Other Investment Companies. . . . . . . . . . . . . . . . . . . .    17
    Lending of Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . . .    17
    Foreign Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
    Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
    Non-Publicly Traded and Illiquid Securities . . . . . . . . . . . . . . . . . .    21
    Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
    Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . .    23
    When-Issued Securities and Delayed-Delivery Transactions. . . . . . . . . . . .    23
    REITs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
    Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. . . . .    24
    "Special Situation" Companies . . . . . . . . . . . . . . . . . . . . . . . . .    24
    Dollar Rolls. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
  Officers and Board of Trustees. . . . . . . . . . . . . . . . . . . . . . . . . .    31
  Ownership in Securities of the Fund and Fund Complex. . . . . . . . . . . . . . .    35


                                                                                     Page
                                                                                     ----

  Information concerning Committees and Meetings of Trustees. . . . . . . . . . . .    36
  Trustees' Total Compensation for the Fiscal Year Ended October 31, 2005 . . . . .    37
  Proxy Voting Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
  Disclosure of Portfolio Holdings. . . . . . . . . . . . . . . . . . . . . . . . .    38
  Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  Administration Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
  Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts    45
  Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
  Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . .    46
  Organization of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
  Distribution and Shareholder Servicing. . . . . . . . . . . . . . . . . . . . . .    48
    Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
    Advisor Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
    Class A, Class B and Class C Shares . . . . . . . . . . . . . . . . . . . . . .    50
    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . . . . . . . .    52
  Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
    Common Class Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
    Class A Shares, B Shares and C Shares . . . . . . . . . . . . . . . . . . . . .    53
    Initial Sales Charge Waivers. . . . . . . . . . . . . . . . . . . . . . . . . .
  Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
    Automatic Cash Withdrawal Plan. . . . . . . . . . . . . . . . . . . . . . . . .    54
    Contingent Deferred Sales Charge - General. . . . . . . . . . . . . . . . . . .    55
EXCHANGE PRIVILEGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . .    57
  The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
  Special Tax Considerations. . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
    Zero Coupon Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
    Constructive Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
    Straddles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
    Options and Section 1256 Contracts. . . . . . . . . . . . . . . . . . . . . . .    60
    Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
    Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . .    61
    Passive Foreign Investment Companies. . . . . . . . . . . . . . . . . . . . . .    61
    Foreign Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
  Taxation of U.S. Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .    62
    Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .    62
    Sales of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
    Backup Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
    Other Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
  Taxation of Non-U.S. Shareholders . . . . . . . . . . . . . . . . . . . . . . . .    65
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL . . . . . . . . . . . . .    66
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67


                                                                                     Page
                                                                                     ----

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    69
APPENDIX A - Proxy Voting Policies and Procedures . . . . . . . . . . . . . . . . .   A-1
APPENDIX B - Description of Ratings . . . . . . . . . . . . . . . . . . . . . . . .   B-1
APPENDIX C - Special Fee Arrangements . . . . . . . . . . . . . . . . . . . . . . .   C-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of the Fund's investment objective and policies in the Prospectuses. There are no assurances that the Fund will achieve its investment objectives.

          The investment objective of the Capital Appreciation Fund is long-term capital appreciation.

          Unless otherwise indicated, the Fund is permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available in the future.

          HEDGING GENERALLY. The Fund may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser"), still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that the Fund engages in the strategies described below, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY EXCHANGE TRANSACTIONS
-------------------------------------------------------------------------------

          The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

          SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange (the "NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the Fund's assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below),
(iii) through entering into forward contracts to purchase or sell currency or
(iv) by purchasing exchange-traded currency options. The Fund may engage in currency transactions only for hedging purposes.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          The Fund may also enter into forward currency contracts with respect to specific transactions. For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

          CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired is denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

Futures Activities
------------------

          The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of the Fund's net asset value (or "NAV") after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures contracts.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Fund.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices
----------------------------------------------------

          U.S. Government Securities.  The obligations issued or guaranteed by
          --------------------------
the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States

(such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. Government Securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Money Market Obligations.  The Fund is authorized to invest, under
          ------------------------
normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          Money Market Mutual Funds. The Fund may invest up to 5% of its assets in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

          Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

          Convertible Securities.  Convertible securities, in which the Fund may
          ----------------------
invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

          Structured Securities.  The Fund may purchase any type of publicly
          ---------------------
traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures, and assignments of and participations in loans.

          Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

          Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          Assignments and Participations. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government, corporation or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Credit Suisse to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its NAV.

          Debt Securities.  The Fund may invest up to 20% of its total assets in
          ---------------
debt securities. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix B to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by Credit Suisse. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Credit Suisse's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Credit Suisse. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          When Credit Suisse believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

          Below Investment Grade Securities.  The Fund may invest up to 5% of
          ---------------------------------
its total assets in securities rated below investment grade, including convertible debt securities.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Credit Suisse to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities, (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its NAV.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's NAV. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, Credit Suisse will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          Zero Coupon Securities.  The Fund may invest in "zero coupon" U.S.
          ----------------------
Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          Securities of Other Investment Companies.  The Fund may invest in
          ----------------------------------------
securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          Lending of Portfolio Securities.  The Fund may lend portfolio
          -------------------------------
securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short--term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

          Foreign Investments.  The Fund may invest up to 20% of total assets in
          -------------------
the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Depository Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or OTC in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          Foreign Currency Exchange. Since the Fund may be investing in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          Information. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          Increased Expenses. The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

          Privatizations. The Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          Brady Bonds. The Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          Warrants.  The Fund may invest up to 10% of its net assets in
          --------
warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

          Non-Publicly Traded and Illiquid Securities.  The Fund may invest up
          -------------------------------------------
to 10% of its total assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          Borrowing.  The Fund may borrow up to 10% of its total assets, for
          ---------
temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Reverse Repurchase Agreements.  The Fund may enter into reverse
          -----------------------------
repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

          When-Issued Securities and Delayed-Delivery Transactions.  The Fund
          --------------------------------------------------------
may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          REITs.  The Fund may invest in real estate investment trusts
          -----
("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

          Small Capitalization and Emerging Growth Companies; Unseasoned
          --------------------------------------------------------------
Issuers. Investments in small- and medium- sized and emerging growth companies, as well as companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of small- and medium-sized and emerging growth companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          "Special Situation" Companies.  "Special situation companies" are
          -----------------------------
involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Credit Suisse believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

          Dollar Rolls.  The Fund may enter into "dollar rolls," in which the
          ------------
Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

                             INVESTMENT RESTRICTIONS

          Certain investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (each, a "Fundamental Restriction"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in Fundamental Restriction No. 2) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

          The investment limitations numbered 1 through 11 are Fundamental Restrictions. The investment limitations numbered 12 through 14 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          2.  Borrow money or issue senior securities except that the Fund may
(a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

          3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

          5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein,
(b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

          7.  Make short sales of securities or maintain a short position.

          8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

          9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

          10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

          11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

          12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

          14.  Invest in oil, gas or mineral leases.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of The Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its NAV, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund's NAV is not calculated. As a result, calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          The Adviser will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 2005, $1,320,049 of total brokerage commissions was paid by the Fund to brokers and dealers who provided research services, and such brokers and dealers effected $229,510 in transactions for the Fund.

          All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse Securities (USA) LLC, and other affiliates of Credit Suisse. The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for The Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the fiscal years ended October 31, 2005, 2004, 2003, the Fund paid $1,142,658, $1,170,443 and $1,774,399 in brokerage commissions, respectively.

          In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            As of October 31, 2005, the Fund did not hold any securities of its regular brokers or dealers.

                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended October 31, 2005 and 2004, the Fund's turnover rates were 97% and 70%, respectively.

                             MANAGEMENT OF THE FUND

Officers and Board of Trustees
------------------------------

          The business and affairs of the Fund are managed by a Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent.

          The names and ages of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

----------------------------------------------------------------------------------------------------------------
                                            Term of                                Number of
                                            Office(1)                              Portfolios
                                            and                                    in Fund
                                            Length of  Principal                   Complex     Other
Name, Address and Date of  Position(s)      Time       Occupation(s) During        Overseen    Directorships
Birth                      Held with Fund   Served     Past Five Years             by Trustee  Held by Trustee
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Enrique R. Arzac           Trustee,         Since 2005  Professor of Finance       47          Director of The
c/o Credit Suisse Asset    Nominating and               and Economics,                         Adams Express
Management, LLC            Audit                        Graduate School of                     Company (a
466 Lexington Avenue       Committee                    Business, Columbia                     closed-end
New York, New York 10017-  Member                       University since 1971                  investment
3140                                                                                           company);
Date of Birth:  10/2/41                                                                        Director of
                                                                                               Petroleum and
                                                                                               Resources
                                                                                               Corporation (a
                                                                                               closed-end
                                                                                               investment
                                                                                               company)
----------------------------------------------------------------------------------------------------------------
Richard H. Francis         Trustee,         Since 2001  Currently retired          41          None
c/o Credit Suisse Asset    Nominating and
Management, LLC            Audit
466 Lexington Avenue       Committee
New York, New York 10017-  Member
3140
Date of Birth:  4/23/32
----------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten(2)       Trustee,         Since 2001  The Juan Trippe            40          Director of
Box 208200                 Nominating and               Professor in the                       Aetna, Inc.
New Haven, Connecticut     Audit                        Practice of                            (insurance
06520-8200                 Committee                    International Trade                    company);
Date of Birth:  10/29/46   Member                       Finance and Business                   Director of
                                                        from July 2005 to                      CarMax Group
                                                        present; Partner and                   (used car
                                                        Chairman of Garten                     dealers)
                                                        Rothkopf (consulting
                                                        firm) from October
                                                        2005 to present; Dean
                                                        of Yale School of
                                                        Management from
                                                        November 1995 to
                                                        June 2005.
----------------------------------------------------------------------------------------------------------------
Peter F. Krogh             Trustee,         Since 2001  Dean Emeritus and          40          Director of
301 ICC                    Nominating                   Distinguished                          Carlisle
Georgetown University      Committee and                Professor of                           Companies
Washington, DC 20057       Audit                        International Affairs at               Incorporated
Date of Birth:  2/11/37    Committee                    the Edmund A. Walsh                    (diversified
                           Member                       School of Foreign                      Manufacturing
                                                        Service, Georgetown                    company)
                                                        University from June
                                                        1995 to present
----------------------------------------------------------------------------------------------------------------

--------------------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Garten was initially appointed as a Trustee of the Funds on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

                                       32

----------------------------------------------------------------------------------------------------------------
                                            Term of                                Number of
                                            Office(1)                              Portfolios
                                            and                                    in Fund
                                            Length of  Principal                   Complex     Other
Name, Address and Date of  Position(s)      Time       Occupation(s) During        Overseen    Directorships
Birth                      Held with Fund   Served     Past Five Years             by Trustee  Held by Trustee
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Steven N. Rappaport        Chairman of      Trustee     Partner of Lehigh          47          Director of
Lehigh Court LLC           the Board of     since 2001  Court, LLC and RZ                      Presstek, Inc.
40 East 52nd Street        Trustees;        and         Capital (private                       (digital imaging
New York, New York 10022   Nominating       Chairman    investment firms) from                 Technologies
Date of Birth:  7/10/48    Committee        since 2005  July 2002 to present;                  company);
                           Chairman and                 Transition Adviser to                  Director of
                           Audit                        SunGard Securities                     Wood
                           Committee                    Finance, Inc. from                     Resources, LLC
                           Member                       February 2002 to July                  (plywood
                                                        2002; President of                     Manufacturing
                                                        SunGard Securities                     company)
                                                        Finance, Inc. from
                                                        2001 to February
                                                        2002; President of
                                                        Loanet, Inc. (on-line
                                                        accounting service)
                                                        from 1997 to 2001
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------
Michael E. Kenneally(3)    Trustee          Since 2004  Chairman and Global        40          None
Credit Suisse Asset                                     Chief Executive
Management, LLC                                         Officer of Credit
466 Lexington Avenue                                    Suisse from March
New York, New York                                      2003 to July 2005;
10017-3140                                              Chairman and Chief
                                                        Investment Officer of
Date of Birth:  03/30/54                                Banc of America
                                                        Capital Management
                                                        from 1998 to March
                                                        2003.
----------------------------------------------------------------------------------------------------------------

--------------------

(3) Mr. Kenneally is a Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Name, Address and Date of  Position(s)       Term of Office(1) and  Principal Occupation(s) During Past Five
Birth                      Held with Fund    Length of Time Served  Years
----------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------
Steven B. Plump(4)         Chief Executive   Since 2005             Managing Director of Credit Suisse;
Credit Suisse Asset        Officer and                              Associated with Credit Suisse or its
Management, LLC            President                                predecessor since 1995; Officer of other
466 Lexington Avenue                                                Credit Suisse Funds
New York, New York 10017-
3140

Date of Birth: 02/08/59
----------------------------------------------------------------------------------------------------------------
Michael A. Pignataro        Chief Financial  Since 2001             Director and Director of Fund
Credit Suisse Asset         Officer and                             Administration of Credit Suisse;
Management, LLC             Treasurer                               Associated with Credit Suisse since 1984;
466 Lexington Avenue                                                Officer of other Credit Suisse Funds
New York, New York 10017-
3140
Date of Birth:  11/15/59
----------------------------------------------------------------------------------------------------------------
Emidio Morizio             Chief             Since 2004             Director and Global Head of
Credit Suisse Asset        Compliance                               Compliance of Credit Suisse;
Management, LLC            Officer                                  Associated with Credit Suisse since July
466 Lexington Avenue                                                2000; Vice President and Director of
New York, New York 10017-                                           Compliance of Forstmann-Leff
3140                                                                Associates from 1998 to June 2000;
                                                                    Officer of other Credit Suisse Funds
Date of Birth: 09/21/66

----------------------------------------------------------------------------------------------------------------
Ajay Mehra                 Chief Legal       Since 2004             Director and Head of Legal Americas,
Credit Suisse Asset        Officer                                  Traditional Asset Management and
Management, LLC                                                     Hedge Funds of Credit Suisse;
466 Lexington Avenue                                                Associated with Credit Suisse since
New York, New York 10017-                                           September 2004; Senior Associate of
3140                                                                Shearman & Sterling LLP from
                                                                    September 2000 to September 2004;
Date of Birth: 08/14/70                                             Senior Counsel of the SEC Division of
                                                                    Investment Management from June
                                                                    1997 to September 2000; Officer of
                                                                    other Credit Suisse Funds
----------------------------------------------------------------------------------------------------------------
J. Kevin Gao               Vice President    Since 2004             Director and Legal Counsel of Credit
Credit Suisse Asset        and Secretary                            Suisse; Associated with Credit Suisse
Management, LLC                                                     since July 2003; Associate with the law
466 Lexington Avenue                                                firm of Willkie Farr & Gallagher LLP
New York, New York 10017-                                           from 1998 to 2003; Officer of other
3140                                                                Credit Suisse Funds

Date of Birth: 10/13/67
----------------------------------------------------------------------------------------------------------------

--------------------

(4)  Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive
     Officer and President of the Fund. Mr. Kenneally, who previously held these positions, resigned effective July 31, 2005.


                                       34

----------------------------------------------------------------------------------------------------------------
Name, Address and Date of  Position(s)       Term of Office and     Principal Occupation(s) During Past Five
Birth                      Held with Fund    Length of Time Served  Years
----------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------
Robert M. Rizza            Assistant         Since 2002             Vice President of Credit Suisse;
Credit Suisse Asset        Treasurer                                Associated with Credit Suisse since 1998;
Management, LLC                                                     Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, NY 10017-3140

Date of Birth:  12/9/65
----------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------


Ownership in Securities of the Fund and Fund Complex
----------------------------------------------------

          As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2005.

--------------------------------------------------------------------------------------------
                                                            Aggregate Dollar Range of Equity
                                                            Securities in all Registered
                                                            Investment Companies Overseen by
                      Dollar Range of Equity Securities in  Trustee in Family of Investment
Name of Trustee       the Fund*,(4)                         Companies*
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
Enrique R. Arzac                     A                                     E

--------------------------------------------------------------------------------------------
Richard H. Francis                   C                                     E

--------------------------------------------------------------------------------------------
Jeffrey E. Garten                    A                                     B

--------------------------------------------------------------------------------------------
Peter F. Krogh                       A                                     D

--------------------------------------------------------------------------------------------
Steven N. Rappaport                  B                                     D

--------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------
Michael E. Kenneally                 A                                     E

--------------------------------------------------------------------------------------------


-------------------
* Key to Dollar Ranges:
     A.  None
     B.  $1  -  $10,000
     C.  $10,001  -  $50,000
     D.  $50,001  -  $100,000
     E.  Over  $100,000

-------------------

(4) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Information concerning Committees and Meetings of Trustees
----------------------------------------------------------

          The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

          In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund's financial statements, the independent registered public accounting firm's qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firm;
(b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund's independent registered public accounting firm and the full Board.
The Audit Committee met seven times during the Fund's fiscal year ended October 31, 2005.

          In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended October 31, 2005.

          The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.


          No employee of Credit Suisse, State Street Bank and Trust
Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Until December 31, 2005 each Trustee who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Trustee, and was reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee received an annual fee of $250, and the chairman of the Audit Committee received an annual fee of $325, for serving on the Audit Committee.

          Effective January 1, 2006, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1000 and $300 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $300, and the chairman of the Audit Committee receives an additional $250, for serving on the Audit Committee.

Trustees' Total Compensation for the Fiscal Year Ended October 31, 2005
-----------------------------------------------------------------------

------------------------------------------------------------------------------
                                   All Investment
                                  Companies in the     Total Number of Funds
                                 Credit Suisse Fund   for Which Trustee Serves
Name of Trustee           Fund         Complex          Within Fund Complex
------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------
Enrique R. Arzac         $  0        $  92,417                  47
------------------------------------------------------------------------------
Richard H. Francis       $3,000      $  73,250                  41
------------------------------------------------------------------------------
Jeffrey E. Garten        $2,250      $  49,750                  40
------------------------------------------------------------------------------
Peter F. Krogh           $3,225      $  69,725                  40
------------------------------------------------------------------------------
James S. Pasman, Jr.*    $2,500      $ 104,250                  42
------------------------------------------------------------------------------
Steven N. Rappaport      $3,150      $  95,111                  47
------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------
Michael E. Kenneally**    None         None                     40
------------------------------------------------------------------------------
William W. Priest***     $1,062      $  56,202                  47
------------------------------------------------------------------------------


*     Mr. Pasman resigned from the Board effective February 16, 2006.

** Mr. Kenneally received no compensation from the Fund or any investment company advised by Credit
      Suisse during the fiscal year ended October 31, 2005, but became eligible to be compensated by the Fund beginning at the first Board meeting of 2006.

***   Mr. Priest resigned from the Board effective April 15, 2005.

          As of January 31, 2006, the Trustees and Officers as a group owned of record less than 1% of each Fund's outstanding shares.

Proxy Voting Policy
-------------------

          The Fund has adopted Credit Suisse's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through

Credit Suisse's website, www.credit-suisse.com/us and (2) on the SEC's website at http://www.sec.gov.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. The Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

          The Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders.
In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

          The Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

          Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information.
All Portfolio-Related Information will be based on information provided by State Street, as the Fund's co-administrator/accounting agent.

          Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI. The Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

          The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10
                               ------------------------
business days after the end of each month.   The list of holdings as of the end
of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

          The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of February 1, 2006, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

-----------------------------------------------------------------------------
Recipient                         Frequency        Delay before dissemination
-----------------------------------------------------------------------------
State Street (custodian,          Daily            None
accounting agent, co-
administrator and securities
lending agent)
-----------------------------------------------------------------------------
Institutional Shareholder         As necessary     None
Services (proxy voting service
and filing of class action
claims)
-----------------------------------------------------------------------------
Interactive Data Corp. (pricing   Daily            None
service)
-----------------------------------------------------------------------------
Boston Financial Data             As necessary     None
Services, Inc. ("BFDS")
(transfer agent)
-----------------------------------------------------------------------------

          In addition, Portfolio-Related Information may be provided as part of the Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

          On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

---------------------------------------------------------------------
Recipient                 Frequency     Delay before dissemination
---------------------------------------------------------------------
Lipper                    Monthly       5th business day of following
                                        month
---------------------------------------------------------------------
S&P                       Monthly       2nd business day of following
                                        month
---------------------------------------------------------------------
Thomson Financial/Vestek  Quarterly     5th business day of following
                                        month
---------------------------------------------------------------------

          The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

          The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement
-----------------------------

          Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017-3140, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

          The Advisory Agreement between the Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Trustees in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.70% of the

Fund's average daily net assets. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the past three fiscal years ended October 31, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

OCTOBER 31, 2005
----------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-------------------------   -------   --------------
-----------------------------------------------------
2,682,159                  $  0       $  0
-----------------------------------------------------


OCTOBER 31, 2004
----------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-------------------------   -------   --------------
-----------------------------------------------------
3,498,568                  $  0       $  0
-----------------------------------------------------


OCTOBER 31, 2003
----------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-------------------------   -------  ---------------
-----------------------------------------------------
3,683,895                  $  0      $  0
-----------------------------------------------------


Administration Agreements
-------------------------

          CSAMSI and State Street serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the Fund's average daily net assets.

          For the past three fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees under the CSAMSI Co-Administration Agreement as follows:

OCTOBER 31, 2005
----------------

-----------------------------
  Fees Paid (After Waivers)
  -------------------------
-----------------------------
          383,166
-----------------------------


OCTOBER 31, 2004
----------------

-----------------------------
  Fees Paid (After Waivers)
  -------------------------
-----------------------------
         499,796
-----------------------------


OCTOBER 31, 2003
----------------

-----------------------------
  Fees Paid (After Waivers)
  -------------------------
-----------------------------
          526,271
-----------------------------


          For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund paid State Street fees under the State Street Co-Administration Agreement of $258,922, $293,146 and $313,572, respectively.

Portfolio Managers
------------------

          Portfolio Managers' Compensation
          --------------------------------

          Credit Suisse's compensation to the portfolio managers of the Fund includes both a fixed base salary component and a bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible ("Performance-Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmark used over a one-year period in determining each portfolio manager's Performance-Based Bonus.

------------------------------------------------------------------------
PORTFOLIO MANAGER           BENCHMARK                  PEER GROUP
------------------------------------------------------------------------
------------------------------------------------------------------------
Marian U. Pardo      Russell 1000 Growth         Lipper Large Cap Growth
                   -----------------------------------------------------
                   Russell Mid Cap Growth        Lipper Mid Cap Growth
------------------------------------------------------------------------
Jeffrey T. Rose        Russell 1000 Growth       Lipper Large Cap Growth
------------------------------------------------------------------------

A portion of the bonus may be paid in phantom shares of Credit Suisse stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

          Potential  Conflict  of  Interest
          ---------------------------------

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

     Portfolio Managers' Ownership of Securities
     -------------------------------------------

     As reported to the Fund, the information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities as of December 31, 2005.

--------------------------------------------------



                           Dollar Range of Equity
                           Securities
Name of Portfolio Manager  in the Fund*,(1)
--------------------------------------------------
Marian U. Pardo            D
--------------------------------------------------
Jeffrey T. Rose            A
--------------------------------------------------


*   Key to Dollar Ranges:
A.     None
B.     $1 - $10,000
C.     $10,001 - $50,000
D.     $50,001 - $100,000
E.     Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

    Registered Investment Companies; Other Pooled Investment Vehicles; Other
    ------------------------------------------------------------------------
                                    Accounts
                                    --------

          As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2005.

          --------------------------------------------------------------------------------------------
                    Registered Investment           Other Pooled Investment       Other Accounts
                          Companies                       Vehicles

------------------------------------------------------------------------------------------------------
Name            Number of         Total Assets    Number of    Total Assets   Number of  Total Assets
                Accounts                          Accounts                    Accounts

------------------------------------------------------------------------------------------------------
Marian            11             $1,496,249,067       2        $  18,568,252       4     $  61,007,923
U. Pardo

------------------------------------------------------------------------------------------------------
Jeffrey            4             $  425,988,849       7        $ 936,262,008       5     $  63,239,796
T. Rose

------------------------------------------------------------------------------------------------------

          No advisory fee is paid based on performance for any of the accounts listed above.

Code of Ethics
--------------

          The Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Fund's Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent
----------------------------

          State Street acts as the Fund's custodian and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Fund's Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          BFDS, an affiliate of State Street, serves as the Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems Fund shares, (ii) addresses and mails all Fund communications to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

Organization of the Fund
------------------------

          The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue an unlimited number of full and fractional shares of common stock, $.001 par value per share, of which an unlimited number are designated "Common Shares," "Advisor Shares," "Class A Shares," "Class B Shares" and "Class C Shares."

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Capital Appreciation Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class Prospectus. Unless the context clearly suggests otherwise, references to the Fund in this Prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares of beneficial interest, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

          The Fund is an open-end management investment company within the meaning of the 1940 Act. The Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is diversified. The Fund offers five classes of shares, Common, Advisor, Class A, Class B and Class C. Unless otherwise indicated, references to the "Fund" apply to each class of shares of the Fund.

          The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.

          On February 26, 1992, the Capital Appreciation Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." On March 16, 2001, the Capital Appreciation Fund changed its name from "Warburg, Pincus Capital Appreciation Fund" to "Credit Suisse Warburg Pincus Capital Appreciation Fund." On December 12, 2001, the Capital Appreciation Fund changed its name from "Credit Suisse Warburg Pincus Capital Appreciation Fund" to "Credit Suisse Capital Appreciation Fund."

Distribution and Shareholder Servicing
--------------------------------------

          Distributor.  CSAMSI serves as distributor of the Fund's shares and
          -----------
offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. CSAMSI and/or its affiliates have special fee arrangements with certain financial representatives. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 31, 2006. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.
Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay Service Organizations a fee of up to 0.50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse Credit Suisse part of this fee at rates they would normally pay to the transfer agent for providing the services.

          Advisor Shares.  The Fund has entered into an agreement ("Agreement")
          --------------
with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements are governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of 0.50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to 0.75% of the Fund's Advisor Class shares. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. For the fiscal year ended October 31, 2005, the Advisor Shares of the Fund paid $49,607 pursuant to the Advisor Shares 12b-1 Plan, all of which was paid to institutions.

          Certain Institutions may receive additional fees from CSAMSI, Credit Suisse or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, Credit Suisse or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or its shareholders.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A

Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. A Prospectus is available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          Class A, Class B and Class C Shares.  The Fund has adopted Plans of
          -----------------------------------
Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Fund to compensate CSAMSI for activities associated with the distribution of these classes of shares.

          The A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of 0.75% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of 0.75% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

          With respect to sales of the Fund's Class B and Class C shares and certain sales of the Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 31, 2006. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.
Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments

     For the fiscal year ended October 31, 2005, the Fund paid CSAMSI under its 12b-1 Plans as follows:

-------------------------------------------------------------
Class A 12b-1 Plan   Class B 12b-1 Plan   Class C 12b-1 Plan
-------------------------------------------------------------
$  4,259             $  5,941  $          $  7,128
-------------------------------------------------------------

          During the fiscal year ended October 31, 2005 CSAMSI spent the fees paid under the Fund's A Shares, B Shares, C Shares and Advisor's 12b-1 Plans as follows:

---------------------------------------------------------------------
                         Class A   Class B   Class C   Advisor Class
---------------------------------------------------------------------
Advertising              $  0      $  0      $  0      $  0

---------------------------------------------------------------------
Printing and mailing     $  7,470  $  1,165  $  1,184  $  4,433
prospectuses for
promotional purposes
---------------------------------------------------------------------
Compensation to broker-  $  3,186  $  1,943  $  4,627  $  100 dealers
---------------------------------------------------------------------
People-related and       $  1,446  $  525    $  635    $  8,526
occupancy
---------------------------------------------------------------------
Other                    $  29     $  10     $  20     $  11,891

---------------------------------------------------------------------

          General.  Each of the Advisor Shares 12b-1 Plans, the A Shares, B
          -------
Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares, the A Shares, B Shares and C Shares 12b-1 Plans, as the case may be ("Independent Trustees"). Any material amendment of any Advisor Shares, the A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares, the A Shares, B Shares and C Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Fund to CSAMSI under the Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases
---------

          The offering price of the Fund's shares is equal to the per share NAV of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          Common Class Shares. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks will be returned to you and your purchase order will not be processed.

          The Common Class shares of the Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors/Trustees of the Funds or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common

Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          Class A Shares, B Shares and C Shares. Class A Shares, B Shares and C Shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class A Shares, Class B Shares and Class C Shares are confirmed to each shareholder and are credited to such shareholder's account at NAV after receipt in good order and deduction of any applicable sales charge.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.

          For the fiscal years ended October 31, 2005 and 2004, CSAMSI was paid commissions or contingent deferred sales charges (or "CDSCs") for the sale of the Fund's Class A, Class B and Class C shares and retained commissions earned on the sale of the Fund's shares as follows:

--------------------------------------------------
                              CLASS A COMMISSIONS
YEAR    CLASS A COMMISSIONS   RETAINED BY CSAMSI
--------------------------------------------------
2005        $  11,723              $  1,556
--------------------------------------------------
2004        $  18,774              $  2,700
--------------------------------------------------

2005 Only:
CLASS           CDSCS PAID      CDSCS RETAINED
--------------------------------------------------
Class A Shares    $  0              $  0
--------------------------------------------------
Class B Shares    $  0              $  0
--------------------------------------------------
Class C Shares    $  0              $  0
--------------------------------------------------

2004 Only:
CLASS           CDSCS PAID      CDSCS RETAINED
--------------------------------------------------
Class A Shares    $  0              $  0
--------------------------------------------------
Class B Shares   $  882             $  0
--------------------------------------------------
Class C Shares    $ 98              $  0
--------------------------------------------------

Redemptions
-----------

          General. Shares of the Fund may be redeemed at a redemption price equal to the NAV per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

          Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan
          ------------------------------
(the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically.

Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment.
To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Fund may be subject to a deferred sales charge.

     Special Provisions Applicable to the Class B and C Shares.

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         Contingent Deferred Sales
                                         -------------------------
          Year Since Purchase Payment  Charge as a Percentage of the
          ---------------------------  -----------------------------
                     Made              Lesser of Dollars Invested or
                     ----              -----------------------------
                                            Redemption Proceeds
                                            -------------------
          First . . . . . . . . . . .              4.0%
          Second. . . . . . . . . . .              3.0%
          Third . . . . . . . . . . .              2.0%
          Fourth. . . . . . . . . . .              1.0%
          After Fourth. . . . . . . .              0.0%

          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          Contingent Deferred Sales Charge - General.  The following example
          ------------------------------------------
will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2005 will be eligible for the second year's charge if redeemed on or after October 1, 2006. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C Shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's NAV determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at (800) 927-2874.

          The Fund reserve the right to refuse exchange purchases by any person or group if, in Credit Suisse's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

          The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Fund's efforts to curb market timing may not be entirely successful. In particular, the Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund
--------

          The Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

          Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

          As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or capital gains net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.
In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations
--------------------------

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          Zero Coupon Securities. The Fund's investments in zero coupon securities, if any, may create special tax consequences. While zero coupon securities do not make interest payments, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined as an interest in stock, a debt instrument, or partnership interest, including through a short sale, an option, or a future or forward contract. The entry into a short sale or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          Straddles. The options transactions that the Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

          Options and Section 1256 Contracts. If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed in an exchange, the Fund will generally recognize short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, the Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

          The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

          Swaps. As a result of entering into swap contracts, the Fund may make or receive periodic net payments. It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          Income from some derivatives not used as a hedge or otherwise directly connected to a Fund's business of investing in securities may not meet the 90% qualifying income requirement of the Code. If such income, and other non-qualifying income, were to exceed 10% of a Fund's income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

          Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

          Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          Passive Foreign Investment Companies. If the Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

          The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

          Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of U.S. Shareholders
-----------------------------

          Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

          Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways and the shareholder satisfies certain holding period requirements in respect of its interest in the Fund. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

          We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

          If an individual, estate or trust receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

          Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividends received by the shareholder). If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

          Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

          If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders
---------------------------------

          Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

          In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

          For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

          Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

          However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

          PwC, with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, Maryland 21201-2304, serves as the independent registered public accounting firm for the Fund. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

                                  MISCELLANEOUS

          As of February 6, 2006, the name, address and percentage of ownership of each person that owns of record 5% or more of the Fund's outstanding shares were as follows:

                                         Common   Advisor   Class A   Class B   Class C
                                         Shares    Shares    Shares    Shares    Shares
                                         -------  --------  --------  --------  -------
Charles Schwab & Co. Inc.                 11.04%              22.57%
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Fidelity Investment Institutional          9.01%
Operations Center
as agent for Certain Employee
Benefits Plans*
100 Magellan Way
Covington, KY 41015-1999

International Truck & Engine Corp         20.29%
OC Plan Master Trust # 132748
UMB Bank N/A C/O J.P. Morgan
America Century RPS TTEE UAD*
12/01/99
P.O. Box 419784
Kansas City, MO 64141-6784

National Financial Services Corporation    7.93%     8.32%
FBO Customers*
Church St Station
PO Box 3908
New York, NY  10008-3908

State Street Bank & Trust Co                                  17.10%
Cust for the R/O IRA of Albert A.
Miller*
7 Jennifer Drive
Holmdel, NJ 07733-1618

Merrill Lynch Pierce                                          32.59%    38.97%    57.19%
Fenner & Smith Inc*
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Pershing LLC*                                                 11.55%     6.91%
PO Box 2052
Jersey City, NJ 07303-2052


                                       67

                                         Common   Advisor   Class A   Class B   Class C
                                         Shares    Shares    Shares    Shares    Shares
                                         -------  --------  --------  --------  -------
Morgan Stanley DW Inc Cust For                                           5.94%
Charles Dent*
P.O. Box 250 Church Street Station
New York, NY 10008-0250

American Enterprise Investment Svcs*                                     5.59%
FBO 208004211
P.O. Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs*                                               7.67%
FBO 210830841
P.O. Box 9446
Minneapolis, MN 55440-9446

Attn: Mutual Funds                                                      14.81%
FISERV Securities Inc.
FBO 52816917*
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

NFS LLC FEBO                                                  12.35%
Iris Becker
21 Kinglet Avenue
Marlboro, NJ 07746-2535

Citigroup Global Market                                        8.73%
166911048
333 West 34th Street
3rd Floor
New York, NY 10001-2402

Citigroup Institutional                              6.85%
Trust Company Cust
FBO Copeland Retirement Group
400 Atrium Dr
Somerset, NJ 08873-4162

UBS Financial Services Inc.                                                        7.76%
Mary McGowan Swartz & Thomas
McGowan Jr. TTEE UAD 12/29/98
Skipping Trust Desc of Mary
9025 W. 148th Ter
Overland Park, KS 66221-9

UBS Financial Services Inc.                                                        5.91%
UBS-FINSVC CDN FBO
MrDaniel H. Gariglio
PO Box 3321
1000 Harbor Blvd.
Weehawken, NJ 07086-6761


                                       68

                                         Common   Advisor   Class A   Class B   Class C
                                         Shares    Shares    Shares    Shares    Shares
                                         -------  --------  --------  --------  -------
PRIAC Cust                                          28.33%
FBO Various Retirement Plans
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

AIG Federal Savings Bank                            13.14%
FBO Loudoun Healthcare Inc.
401K Plan
2929 Allen Pkwy #L3-00
Houston, Tx 77019-7104

AIG Federal Savings Bank                             7.03%
FBO State of Iowa
Deferred Compensation Plan
U/A DTD 01/01/2001
2929 Allen Pkwy #L3-00
Houston, Tx 77019-7104


*The Fund believes these entities are not the beneficial owners of shares held of record by  them.

                              FINANCIAL STATEMENTS

          The Fund's audited Annual Reports for the classes of shares it makes available, which either accompanies this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, are incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 800-927-2874 (for the Advisor Shares, please call 800-222-8977).

                                                                      APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                         CREDIT SUISSE CLOSED-END FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

     Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

     Credit Suisse is the institutional and mutual fund asset management arm of Credit Suisse Securities (USA) LLC, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

     -    a copy of the Policy;
     - a copy of each proxy statement received on behalf of Credit Suisse clients;
     -    a record of each vote cast on behalf of Credit Suisse clients;
     - a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.


Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items
     -----------------

  Adjourn Meeting

     Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

  Amend Quorum Requirements

     Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

  Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

  Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

  Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors
     ------------------

  Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

  Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

  Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

  Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or
     (4) established governance guidelines.

  Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

  Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests
     --------------

  Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

  Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

  Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

  Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues
     -----------------------------------------------

  Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis.

  Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

  Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

  Shareholders' Ability to Act by Written Consent

     Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

  Shareholders' Ability to Call Special Meetings

     Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

  Supermajority Vote Requirements

     Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring
     ----------------------------------

  Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

  Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

  Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

  Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

  Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

  Reverse Leveraged Buyouts

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

  Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account:
     (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

  Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure;
     (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk;
     (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

  Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

  Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

  Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

  Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

  Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

  Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

  Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure
     -----------------

  Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

  Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

  Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

  Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

  Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

  Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

  Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

  Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

  Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

  Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation
     -----------------------------------

  Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

  Stock Plans in Lieu of Cash

     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

  Director Retirement Plans

     Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

  Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
     (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
     (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

  Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

  Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

  401(k) Employee Benefit Plans

     Generally vote for proposals to implement a 401(k) savings plan for employees.

  Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

  Performance-Based Option Proposals

     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

  Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

  Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

                                                                      APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

          Commercial paper rated A-1 by the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings
-----------------------

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings
------------------------------------------------

          The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                APPENDIX C*

                                    Fee Arrangement for the Sale of Common Class

------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   0.25%

------------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%

------------------------------------------------------------------------------------------------------------------
ADP Broker-Dealer, Inc.                  0.25%

------------------------------------------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services,     Up to 0.25%
Inc.

------------------------------------------------------------------------------------------------------------------
Advantage Capital Corporation            0.30%

------------------------------------------------------------------------------------------------------------------
Advisors Clearing Network, Inc.          0.25%

------------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.40%

------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      0.40%

------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                 0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                         0.25% is payable to the Clearing Broker other than Invesco Services

------------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed income funds

------------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                         of Global Fixed Income Fund

------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%

------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for retirement plan shares

------------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed income funds

------------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%

------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc             0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement

------------------------------------------------------------------------------------------------------------------

--------------------
*    This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse
     Funds. Some of these classes may not be offered by your Fund.


C-1

------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

------------------------------------------------------------------------------------------------------------------
                                         program

------------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed income funds

------------------------------------------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed income funds

------------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

------------------------------------------------------------------------------------------------------------------
Datalynx                                 0.25%

------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions

------------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%

------------------------------------------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed income funds

------------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through Federated Trust Connect
                                         Defined Contribution

------------------------------------------------------------------------------------------------------------------
Federated Investors                      0.25%

------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             For certain funds:  0.35%/0.25% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans; for other funds 0.25%
                                         on average net assets

------------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed income funds

------------------------------------------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed income funds

------------------------------------------------------------------------------------------------------------------
FSC Securities Corp.                     0.30%

------------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%

------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                    0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

------------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%

------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                    0.30%

------------------------------------------------------------------------------------------------------------------
JP Morgan Invest LLC                     0.15%

------------------------------------------------------------------------------------------------------------------
Lehman Brothers                          0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax
                                         Exempt Fund

------------------------------------------------------------------------------------------------------------------


C-2

------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    0.15% for existing clients or 0.25% for new clients

------------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co., NA          0.30%

------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%

------------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%

------------------------------------------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed income funds

------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.25%

------------------------------------------------------------------------------------------------------------------
National Investor Service Corp           0.35%

------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services Inc        Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

------------------------------------------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax Exempt funds

------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%

------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.40%

------------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.30%
Services, LLC

------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          -  0.20%

                                         -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         -  0.10% of an investor's total purchase amount (the "Gross
                                            Sales") of all "Qualifying Shares" of the Funds

                                         -  additional payments between 0.02% and 0.05% annually

------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   -  0.20%

                                         -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         -  0.10% of an investor's total purchase amount (the "Gross
                                            Sales") of all "Qualifying Shares" of the Funds
------------------------------------------------------------------------------------------------------------------


C-3

------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)

------------------------------------------------------------------------------------------------------------------

                                         -  additional payments between 0.02% and 0.05% annually
------------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%

------------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed income funds

------------------------------------------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                         of Global Fixed Income Fund

------------------------------------------------------------------------------------------------------------------
Retirement Financial Services Inc        0.25%

------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates                0.30%

------------------------------------------------------------------------------------------------------------------
Sentra Securities                        0.30%

------------------------------------------------------------------------------------------------------------------
Spelman & Co.                            0.30%

------------------------------------------------------------------------------------------------------------------
Sunamerica Securities                    0.30%

------------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                         of Global Fixed Income Fund

------------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America

------------------------------------------------------------------------------------------------------------------
The Vanguard Group                       0.25%

------------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%

------------------------------------------------------------------------------------------------------------------
UBS Financial Services                   0.30%

------------------------------------------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed income funds except for 0.25%
                                         of global fixed income fund

------------------------------------------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed income funds except for 0.20%
                                         of Global Fixed Income Fund

------------------------------------------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed income funds

------------------------------------------------------------------------------------------------------------------
VALIC                                    0.40%

------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%

------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                0.35%

------------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%

------------------------------------------------------------------------------------------------------------------

                                    FEE ARRANGEMENT FOR THE SALE OF ADVISOR CLASS

--------------------------------------------------------------------------------------------------------------------
Dealer name                        Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
--------------------------------------------------------------------------------------------------------------------
American General Ret. Services     0.75% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc           0.75%, provided, however, that the fee will be 0.25% with respect to the
                                   Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than Invesco Services
--------------------------------------------------------------------------------------------------------------------
Ceridian Retirement Services       Standard 12b-1 plus Sub-TA fees: 0.20%

--------------------------------------------------------------------------------------------------------------------
First Union National Bank          (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with First
                                   Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform
--------------------------------------------------------------------------------------------------------------------
GoldK                              0.70% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                0.75% of equity funds; 0.50% of fixed income funds

--------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC              0.50% for all except Global Fixed Income, Emerging Markets, & Japan
                                   Equity; Sub TA fees 0.20%
--------------------------------------------------------------------------------------------------------------------
Marshall & Ilsely Trust Co., NA    Standard 12b-1 plus 0.20% Sub TA
--------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.           0.50% and 1% finders fee on the gross of all new contributions
--------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services            0.75%
--------------------------------------------------------------------------------------------------------------------
PFPC Inc.                          0.75%
--------------------------------------------------------------------------------------------------------------------
Prudential Investment Management   0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse
Services, LLC                      Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc    -  Standard 12b-1 fee, plus;

                                   -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                   -  0.10% of an investor's total purchase amount (the "Gross Sales") of all "Qualifying Shares" of the Funds

                                   -  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services,  -  Standard 12b-1 fee, plus;
Inc.
                                   -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James
--------------------------------------------------------------------------------------------------------------------


C-5

--------------------------------------------------------------------------------------------------------------------
                                   -  0.10% of an investor's total purchase amount (the "Gross Sales") of all "Qualifying Shares" of the Funds

                                   -  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------
VALIC                              0.75% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------
Vertical Management Systems        Standard 12b-1 plus 0.15% Sub TA
--------------------------------------------------------------------------------------------------------------------

                                 FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C

-------------------------------------------------------------------------------------------------------------------

Dealer name                             Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                  In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

-------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.     Standard compensation for each class plus additional 0.15%.  In addition, each Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of $2,500. Annualized fee in amount of $12.00 for each
                                        Fund position in a Matrix level 3 Networking account.

-------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.           In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05%
                                        annually)

-------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                  Standard compensation plus up to 0.05% of the aggregate value of Fund shares held

-------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                   12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

-------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                  -    Standard 12b-1 fee, plus;

                                        -    0.20% of an investor's total purchase amount:  (i) in Morgan
                                             Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

                                        -    0.05% per year of the total value of all "Qualifying Shares"
--------------------------------------  ---------------------------------------------------------------------------
National Investor Service Corp          Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

-------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc         -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales")
                                           of all "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
-------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.  -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales")
                                           of all "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
-------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.        0.25% for servicing fee plus 0.10% for sub-accounting fee

-------------------------------------------------------------------------------------------------------------------


C-7

-------------------------------------------------------------------------------------------------------------------
UBS Financial Services                  Standard fees plus .05% of all sales of fund shares during a year that
                                        Agreement is in effect excluding sales of Fund shares in InsightOne,
                                        PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and
                                        .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account

-------------------------------------------------------------------------------------------------------------------

                         FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED

Dealer name                            Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
-----------------------------------------------------------------------------------------------------------------
American General Ret. Services         0.50%

-----------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc.              0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services

-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)           For certain funds: 0.40% on average net assets plus 0.20% on net in-
                                       flows from the FIIOC plans; for other funds: 0.25% of average net assets

-----------------------------------------------------------------------------------------------------------------
Fiserv Trust Company                   12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the
                                       Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment
                                       Services, Inc.

-----------------------------------------------------------------------------------------------------------------
GE Financial Trust Company             The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                    0.50%

-----------------------------------------------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services   0.45%
LLC

-----------------------------------------------------------------------------------------------------------------
Mercer HR Outsourcing LLC              0.50%

-----------------------------------------------------------------------------------------------------------------
MetLife Securities, Inc.               0.25% and an additional 0.15% for equity funds, and an additional
                                       0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                       50,000,000; 0.25% above $50,000,000

-----------------------------------------------------------------------------------------------------------------
National Financial Services            0.30 + additional  .10 for assets under Retirement FundsNetwork plus
                                       Annual Maintenance fee per Fund (based on December brokerage month end assets.)  $4500 (<$2.5 million); $3000 ($2.5 - $5.0 million);
                                       and $0 (>$5.0 million.)

-----------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC              0.40%

-----------------------------------------------------------------------------------------------------------------
Pershing                               Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived)
                                       shares: (a) 0.15% of average daily net assets.

-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                0.50%

-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                              0.50%

-----------------------------------------------------------------------------------------------------------------


C-9

-----------------------------------------------------------------------------------------------------------------
Prudential Investment Management       0.30%
Services LLC

-----------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.         0.50%

-----------------------------------------------------------------------------------------------------------------
Wachovia Bank, NA                      0.50%

-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC               0.30%

-----------------------------------------------------------------------------------------------------------------

     FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

     -    One-time account set-up fee of $50,000.


     -    Class A, B or C Shares:
          - A monthly fee of 0.25% of total new gross sales of shares of the Funds;*
          - An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*
          - An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and
          -    An annual fee of 0.10% on net assets held in the ERISA Accounts.

     -    Class C Shares:
          - Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).
          - Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

     -    Common Class (and certain Institutional) Shares:*
          -    An annual fee of 0.10% on net assets in ERISA Accounts; and,
          - An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

     - Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):
          - $16 of Processing Fee annually per each position of each Fund in a Plan;
          - A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and
          - With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

FEE ARRANGEMENTS WITH PERSHING


                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------

     - Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

     - Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

     - Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares:
          (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

     - Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

     - Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

     - With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------


With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

FEE ARRANGEMENTS WITH SUNGARD INSTITUTIONAL BROKERAGE INC.


               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------


With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing. As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

FEE ARRANGEMENTS WITH MELLON BANK, N.A.


      CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND INC. - PRIME PORTFOLIO
      --------------------------------------------------------------------


Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

FEE ARRANGEMENTS WITH
FIDELITY BROKERAGE SERVICES LLC AND NATIONAL FINANCIAL SERVICES LLC


                                  COMMON CLASS


o Start Up Fee: $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

o CUSIP Addition Fee: $6,000 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment, which are added to the transaction fee program;

     $0.00 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment which are added to the No Transaction Fee program

o    Asset Based Fee:

     (a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets") and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

o    Maintenance Fees:

     (a) Networking Fees: For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

     (i) an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

             Position Levels*                   Per Position Fee (annual)
             ----------------                   -------------------------
             500,000+                           $10.00 ($2.50 quarterly)
             250,000-500,000                    $11.00 ($2.75 quarterly)
             0-250,000                          $12.00 ($3.00 quarterly)

             *Position levels include all eligible NTF and transaction fee positions

             Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

     (ii) effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

     (b)  Effective July 1, 2006 - Omnibus Fees for Transaction Fee Funds

     (i) For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

             Position Levels                    Per Position Fee (annual)
             ----------------                   -------------------------
             500,000+                           $14.00 ($3.50 quarterly)
             250,000-500,000                    $15.00 ($3.75 quarterly)
             0-250,000                          $16.00 ($4.00 quarterly)

     (ii) a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement). The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period. Or

     (c) Effective July 1, 2006 - Omnibus Fees for No Transaction Fee Funds Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00. NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The NTF Monthly

          Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.


C-18